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                  UPS QUALIFIED STOCK OWNERSHIP PLAN AND TRUST
 Letter of Instructions to Execute Proxy for Special Meeting of Shareowners of
                     UNITED PARCEL SERVICE OF AMERICA, INC.
                 Solicited on Behalf of the Board of Directors

FIRST UNION NATIONAL BANK
P.O. Box 41784
Philadelphia, PA 19101-1784

Ladies and Gentlemen:

  In connection with the special meeting of shareowners of United Parcel Service of America, Inc. to be held in Wilmington, Delaware, on October 25, 1999, you are hereby instructed and directed to deliver a proxy to James P. Kelly and Joseph R. Moderow, or either of them, with power of substitution, instructing and authorizing them to vote all shares that you are holding for the benefit of the undersigned in the UPS Qualified Stock Ownership Plan and Trust as of August 30, 1999, as follows:

  The Board of Directors recommends a vote FOR Proposals 1 and 2.

1. FOR [_]    AGAINST [_]    ABSTAIN [_]

                               the Agreement and Plan of Merger, dated as of September , 1999, among United Parcel Service of America, Inc., United Parcel Service, Inc. and UPS Merger Subsidiary, Inc.

2. FOR [_]    AGAINST [_]    ABSTAIN [_]
                               the United Parcel Service, Inc. Incentive
                               Compensation Plan

  In their discretion upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

                                     (OVER)
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                             ----------------------

This Letter of Instructions to Execute Proxy, when properly executed, will be voted in the manner directed herein by the undersigned plan participant. If no direction is made, the Proxy will be voted in the same proportion as the stock allocated under the UPS Qualified Stock Ownership Plan and Trust for which Letters of Instruction to Execute Proxy are received and voted.

---------------------------------
SIGNATURE (sign exactly as name
appears hereon)
                                           ---------------------------------
                                           SIGNATURE OF CO-OWNER IF ANY
                                           For joint accounts, all co-
                                           owners must sign. Executors,
                                           administrators, custodians,
                                           trustees, etc. should so
                                           indicate when signing.

  Dated this   day of , 1999.

           Return this card in the enclosed Business Reply Envelope.

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                             ----------------------
                     UNITED PARCEL SERVICE OF AMERICA, INC.
          This Proxy is Solicited on Behalf of the Board of Directors

        Proxy for Special Meeting of Shareowners--October 25, 1999

United Parcel Service of America, Inc.
ATTN: Secretary
55 Glenlake Parkway, N.E.
Atlanta, Georgia 30328

  The undersigned hereby appoints JAMES P. KELLY and JOSEPH R. MODEROW, or either of them, with power of substitution, as attorneys and proxies to vote all of the shares of stock outstanding in the name of the undersigned as of August 30, 1999 at the special meeting of shareowners of United Parcel Service of America, Inc. to be held at The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801 on October 25, 1999, and at any or all adjournments thereof; and the undersigned hereby instructs and authorizes said attorneys to vote as follows:

  The Board of Directors recommends a vote FOR Proposals 1 and 2.

1. FOR [_]    AGAINST [_]    ABSTAIN [_]

                               the Agreement and Plan of Merger, dated as of September , 1999, among United Parcel Service of America, Inc., United Parcel Service, Inc. and UPS Merger Subsidiary, Inc.

2. FOR [_]    AGAINST [_]    ABSTAIN [_]
                               the United Parcel Service, Inc. Incentive
                               Compensation Plan

  In their discretion upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

                                     (OVER)

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                             ----------------------

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareowner. If no direction is made, this Proxy will be voted FOR Proposals 1 and 2. IF YOU HAVE ANY QUESTIONS, YOU SHOULD CONTACT UPS SHAREOWNER RELATIONS AT (800) 785-1480.

---------------------------------
SIGNATURE (sign exactly as name
appears hereon)
                                           ---------------------------------
                                           SIGNATURE OF CO-OWNER IF ANY
                                           For joint accounts, all co-
                                           owners must sign. Executors,
                                           administrators, custodians,
                                           trustees, etc. should so
                                           indicate when signing.

  Dated this   day of , 1999.

           Return this card in the enclosed Business Reply Envelope.

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                             ----------------------
                                UPS STOCK TRUSTS
 Which include the following: The UPS Stock Trust, UPS Managers Stock Trust and the UPS Employees Stock Trust
 Letter of Instructions to Execute Proxy for Special Meeting of Shareowners of
                     UNITED PARCEL SERVICE OF AMERICA, INC.
                 Solicited on Behalf of the Board of Directors

FIRST UNION NATIONAL BANK
P.O. Box 41784
Philadelphia, PA 19101-1784
Ladies and Gentlemen:

  In connection with the special meeting of shareowners of United Parcel Service of America, Inc. to be held in Wilmington, Delaware, on October 25, 1999, you are hereby instructed and directed to deliver a proxy to James P. Kelly and Joseph R. Moderow, or either of them, with power of substitution, instructing and authorizing them to vote all shares that you are holding for the benefit of the undersigned in the various UPS Stock Trusts as of August 30, 1999, as follows:
  The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.
1. FOR [_]  AGAINST [_]  ABSTAIN [_]

                        the Agreement and Plan of Merger, dated as of September , 1999, among United Parcel Service of America, Inc., United Parcel Service, Inc. and UPS Merger Subsidiary, Inc.
2. FOR [_]  AGAINST [_]  ABSTAIN [_]
                        the United Parcel Service, Inc. Incentive Compensation Plan
3. FOR [_]  AGAINST [_]  ABSTAIN [_]
                        with regard to the termination of the UPS Managers Stock Trust and the UPS Employees Stock Trust, the undersigned hereby votes all shares you are holding for the benefit of the undersigned under the UPS Managers Stock Trust and the UPS Employees Stock Trust as of August 30, 1999 as indicated.
  In their discretion upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.
                                     (OVER)

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                             ----------------------

This Letter of Instructions to Execute Proxy, when properly executed, will be voted in the manner directed herein by the undersigned member. If this Letter of Instructions is returned but no direction is made, the Proxy will be voted FOR Proposals 1, 2 and 3. If you do not return this Letter of Instructions, the Proxy will be voted FOR Proposals 1 and 2.

---------------------------------
SIGNATURE (sign exactly as name
appears hereon)
                                           ---------------------------------
                                           SIGNATURE OF CO-OWNER IF ANY
                                           For joint accounts, all co-
                                           owners must sign. Executors,
                                           administrators, custodians,
                                           trustees, etc. should so
                                           indicate when signing.

  Dated this   day of , 1999.

           Return this card in the enclosed Business Reply Envelope.

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                             ----------------------
                           ANNIE E. CASEY FOUNDATION
                            STOCK COMPENSATION PLAN
 Letter of Instructions to Execute Proxy for Special Meeting of Shareowners of
                     UNITED PARCEL SERVICE OF AMERICA, INC.
                 Solicited on Behalf of the Board of Directors

FIRST UNION NATIONAL BANK
P.O. Box 41784
Philadelphia, PA 19101-1784

Ladies and Gentlemen:

  In connection with the special meeting of shareowners of United Parcel Service of America, Inc. to be held in Wilmington, Delaware, on October 25, 1999, you are hereby instructed and directed to deliver a proxy to James P. Kelly and Joseph R. Moderow, or either of them, with power of substitution, instructing and authorizing them to vote all shares that you are holding for the benefit of the undersigned as of August 30, 1999, as follows:

  The Board of Directors recommends a vote FOR Proposals 1 and 2.

1. FOR [_]    AGAINST [_]    ABSTAIN [_]

                               the Agreement and Plan of Merger, dated as of September , 1999, among United Parcel Service of America, Inc., United Parcel Service, Inc. and UPS Merger Subsidiary, Inc.

2. FOR [_]    AGAINST [_]    ABSTAIN [_]
                               the United Parcel Service, Inc. Incentive
                               Compensation Plan

  In their discretion upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

                                     (OVER)
                            f FOLD AND DETACH HERE f
 ------------------------------------------------------------------------------
                             ----------------------

This Letter of Instructions to Execute Proxy, when properly executed, will be voted in the manner directed herein by the undersigned plan participant. If no direction is made, the Proxy will be voted FOR Proposals 1 and 2.

---------------------------------
SIGNATURE (sign exactly as name
appears hereon)
                                           ---------------------------------
                                           SIGNATURE OF CO-OWNER IF ANY
                                           For joint accounts, all co-
                                           owners must sign. Executors,
                                           administrators, custodians,
                                           trustees, etc. should so
                                           indicate when signing.

  Dated this   day of , 1999.

           Return this card in the enclosed Business Reply Envelope.